UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of Earliest Event Reported):
May 27, 2005

Yahoo! Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-28018	77-0398689
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 First Avenue, Sunnyvale, California		94089
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (408) 349-3300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

Jerry Yang, co-founder and Chief Yahoo!, has established a plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)  for the trading of Yahoo! stock.  Under the plan, Mr. Yang transferred nine million shares of Yahoo! common stock to a blind trust, which has complete discretion to trade the stock within a twelve-month period.

This plan is intended to comply with Rule 10b5-1 of the Exchange Act, and the Company’s Rule 10b5-1 Trading Program policy which permits certain corporate officers to establish “blind trusts” or prearranged trading plans to govern the sale of a specified number or dollar amount of shares of stock over a predetermined period of time.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.

Date: May 31, 2005	By:	/s/ Michael J. Callahan
Michael J. Callahan
Senior Vice President,
General Counsel and Secretary